UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard, Suite 700 Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 394-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On April 14, 2010, The Macerich Company (the “Company”) issued a press release announcing updated earnings guidance for 2010.

A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01               Other Events.

On April 14, 2010, The Macerich Company issued a press release announcing the proposed offering of its common stock in an underwritten public offering pursuant to an automatic shelf registration statement previously filed with the Securities and Exchange Commission.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press Release of the Company dated April 14, 2010 announcing updated earnings guidance for 2010.

99.2                           Press Release of the Company dated April 14, 2010 announcing a proposed public offering of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ Thomas E. O’Hern
Date:	April 14, 2010		Thomas E. O’Hern
Senior Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated April 14, 2010 announcing updated earnings guidance for 2010.

99.2	Press Release of the Company dated April 14, 2010 announcing a proposed public offering of common stock.